MASSMUTUAL PREMIER FUNDS

MassMutual Premier Focused International Fund

Supplement dated November 17, 2014 to the

Prospectus dated February 3, 2014, Revised as of April 1, 2014 and the

Summary Prospectus dated February 3, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

The following information pertains to the Focused International Fund:

Effective November 14, 2014 (the “Termination Date”), the Focused International Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the MassMutual Premier Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-14-06

FI 14-04